                                 EXHIBIT (a)(4)

                      Form of Notice of Guaranteed Delivery
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                             ESCALADE, INCORPORATED

                          NOTICE OF GUARANTEED DELIVERY
                            OF SHARES OF COMMON STOCK

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if: (a) certificates for the shares of Common Stock of Escalade, Incorporated are not immediately available, (b) the procedure for book entry transfer cannot be completed on a timely basis, or (c) time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase defined below).

     This form may be delivered by hand or transmitted by mail, or (for Eligible Institutions only) by facsimile transmission, to the Depositary. See Section 3 of the Offer to Purchase. THE ELIGIBLE INSTITUTION, WHICH COMPLETES THIS FORM, MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

To: Fifth Third Bank, Depositary
                          BY MAIL OR OVERNIGHT COURIER:
                                Fifth Third Bank
                           Corporate Trust Operations
                            38 Fountain Square Plaza
                                Mail Drop 1090F5
                             Cincinnati, Ohio 45263

                                    BY HAND:
           Fifth Third Bank                         Fifth Third Bank
      Corporate Trust Operations                    c/o Harris Trust
       38 Fountain Square Plaza                      77 Water Street
              15th Floor                                4th Floor
        Cincinnati, Ohio 45263                      New York, NY 10005

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                 (513) 744-8909
                        To Confirm Receipt of Facsimile:
                                 (513) 579-5320
                                 (800) 837-2755

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Escalade, Incorporated, an Indiana corporation (the "Company"), at the price per Share indicated below, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 3, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, no par value (the "Shares"), of the Company listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Number of Shares:

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Certificate Nos.: (if available)                        Signature(s)

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Names(s) (Please Print)

If Shares will be tendered by book entry transfer:

Name of Tendering Institution:
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Address:
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Account No.           at (check one)Area Code and Telephone Number
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[ ] The Depository Trust Company
[ ] Philadelphia Depository Trust Company

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                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED
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CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

STOCKHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE ELECTION FORM FOR EACH PRICE AT WHICH SHARES ARE TENDERED.

SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in receiving a price per Share as low as $11.00 or as high as $14.00.

                                       OR

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

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[ ] $11.0000    [ ] $11.5625     [ ] $12.1250      [ ] $12.6875     [ ] $13.2500     [ ] $13.7500
[ ] $11.0625    [ ] $11.6250     [ ] $12.1875      [ ] $12.7500     [ ] $13.3125     [ ] $13.8125
[ ] $11.1250    [ ] $11.6875     [ ] $12.2500      [ ] $12.8125     [ ] $13.3750     [ ] $13.8750
[ ] $11.1875    [ ] $11.7500     [ ] $12.3125      [ ] $12.8750     [ ] $13.4375     [ ] $13.9375
[ ] $11.2500    [ ] $11.8125     [ ] $12.3750      [ ] $12.9375     [ ] $13.5000     [ ] $14.0000
[ ] $11.3125    [ ] $11.8750     [ ] $12.4375      [ ] $13.0000     [ ] $13.5625
[ ] $11.3750    [ ] $11.9375     [ ] $12.5000      [ ] $13.0625     [ ] $13.6250
[ ] $11.4375    [ ] $12.0000     [ ] $12.5625      [ ] $13.1250     [ ] $13.6875
[ ] $11.5000    [ ] $12.0625     [ ] $12.6250      [ ] $11.1875

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                               CONDITIONAL TENDER

UNLESS THIS BOX HAS BEEN COMPLETED AND A MINIMUM SPECIFIED, THE TENDER WILL BE DEEMED UNCONDITIONAL (SEE SECTIONS 6 AND 13 OF THE OFFER TO PURCHASE).

Minimum number of Shares that must be purchased, if any are purchased:

                                  _____ Shares

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                                    ODD LOTS

To be completed ONLY if Shares are being tendered by or on behalf of persons owning beneficially an aggregate of fewer than 100 Shares as of the close of business on October 31, 1997.

The undersigned either (check one):

[ ] was the beneficial owner of an aggregate of fewer than 100 Shares as of the close of business on October 31, 1997, all of which are tendered, or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that
(i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned an aggregate of fewer than 100 Shares as of the close of business on October 31, 1997, and is tendering all of such Shares.

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above-named person(s) has a net long position in the Shares (and associated Rights) being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (b) that such tender of Shares complies with Rule 14e-4 and (c) delivery to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three business days after the date hereof.

Name of Firm
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Authorized Signature
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                     Name                                Title
Name
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Address
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            City, State, Zip Code

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Area Code and Telephone Number

Dated:             , 1997
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                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
                    YOUR STOCK CERTIFICATES MUST BE SENT WITH
                           THE LETTER OF TRANSMITTAL.